UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

March 31, 2009 (January 30, 2009)

Date of Report (date of earliest event reported)

TRANSCEPT PHARMACEUTICALS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-51967	33-0960223
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1003 W. Cutting Blvd., Suite #110, Point Richmond, California 94804

(Address of principal executive offices)

(510) 215-3500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Amendment No. 1 on Form 8-K/A (the “Amendment Filing”) is an amendment to the Current Report on Form 8-K that Transcept Pharmaceuticals, Inc. (the “Company”) filed on February 2, 2009 (the “Original filing”) to report under Items 2.01, 2.02, 8.01, and 9.01 in connection with the completion of the merger (“the Merger”) of Novacea, Inc. (the name of the Company prior to completion of the Merger, referred to as “Novacea”) with Transcept Pharmaceuticals, Inc., a private company that is now a wholly owned subsidiary of the Company and that changed its name to Pivot Acquisition, Inc. in connection with the completion of the Merger (“TPI”). Following the closing of the Merger, the business conducted by the Company became primarily the business conducted by TPI immediately prior to the Merger. The Company is filing this amendment to provide the (i) historical audited and unaudited financial information of TPI that the Company is required to file under Item 9.01(a) of Form 8-K and (ii) the unaudited pro forma financial information that the Company is required to file under Items 9.01(b) of Form 8-K, as listed below, in connection with the completion of the Merger.

Items included in the Original Filing that are not included herein are not amended and remain in effect as of the date of the original filing of that report. Exhibits listed in Item 9.01 that are not indicated as being filed with this Amendment Filing have either been filed with the Original Filing, or incorporated by reference into the Original Filing.

This Amendment Filing does not reflect events occurring after the filing of the Original Filing, or modify or update the disclosure presented in the Original Filing, except to reflect the revisions as described above.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The audited financial statements of TPI as of December 31, 2008 and 2007 and for the three years in the period ended December 31, 2008 and for the period from inception (January 8, 2002) to December 31, 2008, including the report of its independent registered public accounting firm, Ernst & Young LLP, are filed herewith as Exhibit 99.2 and are incorporated herein by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined financial statements describing the pro forma effect of the business combination of TPI and Novacea on the Company’s (i) unaudited balance sheet as of December 31, 2008 and (ii) unaudited statements of operations for the year ended December 31, 2008, are filed herewith as Exhibit 99.3 and are incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description

2.1(1)	Agreement and Plan of Merger and Reorganization, dated as of August 29, 2008, by and among Novacea, Inc., Pivot Acquisition, Inc. and Transcept Pharmaceuticals, Inc.

2.2(1)	Amendment to Agreement and Plan of Merger and Reorganization, dated as of December 23, 2008, by and among Novacea, Inc., Pivot Acquisition, Inc. and Transcept Pharmaceuticals, Inc.

23.1*	Consent of Ernst & Young LLP, independent registered public accounting firm to Transcept Pharmaceuticals, Inc. Filed herewith.

99.1(2)	Press Release of Transcept Pharmaceuticals, Inc. dated as of February 2, 2009.

99.2*	Audited Financial Statements of Transcept Pharmaceuticals as of December 31, 2008 and 2007, and for the three years in the period ending December 31, 2008, and for the period from inception (January 8, 2002) to December 31, 2008, including the report of its independent registered public accounting firm, Ernst & Young LLP.

99.3*	Unaudited pro forma condensed combined financial statements describing the pro forma effect of the business combination on Transcept Pharmaceuticals, Inc. (i) unaudited balance sheet as of December 31, 2008 and (ii) unaudited statement of operations for the year ended December 31, 2008.

(1)	Incorporated by reference from the Registration Statement on Form S-4, Securities and Exchange Commission file number 333-153844, as declared effective on December 29, 2008.

(2)	Incorporated by reference from the Current Report on Form 8-K, Securities and Exchange Commission filed on February 2, 2009.

*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSCEPT PHARMACEUTICALS, INC.

Date: March 30, 2009	By:	/s/ Thomas P. Soloway
Thomas P. Soloway
Senior Vice President, Operations and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1(1)	Agreement and Plan of Merger and Reorganization, dated as of August 29, 2008, by and among Novacea, Inc., Pivot Acquisition, Inc. and Transcept Pharmaceuticals, Inc.

2.2(1)	Amendment to Agreement and Plan of Merger and Reorganization, dated as of December 23, 2008, by and among Novacea, Inc., Pivot Acquisition, Inc. and Transcept Pharmaceuticals, Inc.

23.1	Consent of Ernst & Young LLP, independent registered public accounting firm to Transcept Pharmaceuticals, Inc. Filed herewith.

99.1(2)	Press Release of Transcept Pharmaceuticals, Inc. dated as of February 2, 2009.

99.2*	Audited Financial Statements of Transcept Pharmaceuticals as of December 31, 2008 and 2007, and for the three years in the period ending December 31, 2008, and for the period from inception (January 8, 2002) to December 31, 2008, including the report of its independent registered public accounting firm, Ernst & Young LLP.

99.3*	Unaudited pro forma condensed combined financial statements describing the pro forma effect of the business combination on Transcept Pharmaceuticals, Inc. (i) unaudited balance sheet as of December 31, 2008 and (ii) unaudited statement of operations for the year ended December 31, 2008.

(1)	Incorporated by reference from the Registration Statement on Form S-4, Securities and Exchange Commission file number 333-153844, as declared effective on December 29, 2008.

(2)	Incorporated by reference from the Current Report on Form 8-K, Securities and Exchange Commission filed on February 2, 2009.

*	Filed herewith.

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